EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Metropolitan Health Networks, Inc. (the “Company”) for the period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 3, 2010

By:	/s/ MICHAEL M. EARLEY

Michael M. Earley
Chief Executive Officer

By:	/s/ ROBERT J. SABO

Robert J. Sabo
Chief Financial Officer

A signed original of this statement required by Section 906 has been provided to Metropolitan Health Networks, Inc. and will be retained by Metropolitan Health Networks, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.